Exhibit 99.20

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                             JACKSONVILLE DIVISION
                         ------------------------------

In re                                     )

CARDIAC CONTROL SYSTEMS, INC.,            )         Case No.:  99-06852-3P1

                           Debtor.        )

                                          )
------------------------------------------

                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                      APRIL 1, 2001 THROUGH APRIL 30, 2001
                      ------------------------------------

     Debtor, Cardiac Control Systems, Inc. gives notice of the filing of the attached monthly financial reports for the period April 1, 2001 through April 30, 2001.

                           STUTSMAN & THAMES, P.A.



                           By        /s/ Nina M. LaFleur
                             ---------------------------------------------------
                                     Nina M. LaFleur

                           Florida Bar Number 0107451
                           121 West Forsyth St., Suite 600
                           Jacksonville, Florida  32202
                           (904) 358-4000
                           (904) 358-4001 (Facsimile)

                           Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service
                             ----------------------

     I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for April, 2001 were furnished by hand delivery to the Office of the United States Trustee, 135 W. Central Boulevard, Suite 620, Orlando, Florida 32801; and by mail to Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanual, Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando, Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura Street, Suite 2750, Jacksonville, Florida 32202 on this 22 day of May 2001.

                                           /s/ Nina M. LaFleur
                                    --------------------------------------------
                                           Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION

                                           CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.              JUDGE GEORGE L. PROCTOR

DEBTOR                                     CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                       FROM APRIL 1 2001 TO APRIL 30 2001

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.



                                           -----------------------------------
                                           Stutsman & Thames PA
                                           Attorney for Debtor

Debtor's Address                           Attorney's Address
                                           and Phone Number

PO Box 353393,                             121 West Forsyth Street, Suite 600
PALM COAST FL 32135-3339                   Jacksonville FL  32202
386-445-5476                               904-358-4000


                                               MONTHLY FINANCIAL REPORT FOR BUSINESS
                                               -------------------------------------

         Name of Debtor:  Cardiac Control Systems, Inc                               Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2001 and ending April 30, 2001

Date of Petition  September 3, 1999
                                                                                                       CUMULATIVE
                                                                                                       ----------
                                                                                 CURRENT MONTH      PETITION TO DATE
                                                                                 -------------      ----------------

1.      CASH AT BEGINNING OF PERIOD                                                    $115.88                $963.56
                                                                 ----------------------------------------------------
2.      RECEIPTS
            A.  Cash Sales (List Attached)                                                                  $8,968.00
                 Less: Cash Discount re Shree LOC                                                          ($1,500.00)
            B.  Collection on Postpetition A/R                                                              $7,405.05
            C.  Collection on Prepetition A/R                                                              $84,451.11
            D.  Other Receipts (List attached)                                                          $1,316,322.72
                                                                 ----------------------------------------------------

3.      TOTAL RECEIPTS                                                                                  $1,415,646.88
                                                                 ----------------------------------------------------

4.      TOTAL CASH AVAILABLE FOR OPERATIONS                                            $115.88          $1,416,610.44
                     (Line 1 + Line 3)
                                                                 ----------------------------------------------------

5.      DISBURSEMENTS
            A.  US Trustee Quarterly Fees                                                                   $7,500.00
            B.  Net Payroll                                                                                $23,528.70
            C.  Payroll Taxes Paid                                                                             $20.53
            D.  Sales and Use Taxes
            E.  Other Taxes                                                                               $108,993.08
            F.  Rent
            G.  Other Leases (Attachment 3)
            H.  Telephone                                                                                   $4,416.55
            I.  Utilities                                                                                   $9,750.95
            J.  Travel and Entertaining
            K.  Vehicle Expenses
            L.  Office Supplies                                                                               $184.50
            M.  Advertising
            N.  Insurance (Attachment 7)
            O.  Purchases of Fixed Assets
            P.  Purchases of Inventory
            Q.  Manufacturing Supplies
            R.  Repairs and Maintenance (List Attached)                                                     $5,519.57
            S.  Payments to Secured Creditors                                                           $1,143,295.68
            T.  Other Operating Expenses (List Attached)                                $15.00            $113,300.00
                                                                 ----------------------------------------------------

6.      TOTAL CASH DISBURSEMENTS                                                        $15.00          $1,416,509.56
                                                                 ----------------------------------------------------

7.      ENDING CASH BALANCE (Line 4 - Line 6)                                          $100.88                $100.88
                                                                 ====================================================
      I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This twentyfirst day of May, 2001
                                                                   /s/ W. Alan Walton
                                                                   --------------------------------------
                                                                   W. Alan Walton
                  Reconciliation
                  --------------

                  Petty Cash Balance

                  Bank of America DIP A/C Balance                                  $100.88
                                                                 --------------------------
                  Ending Cash Balance Line 7                                       $100.88
                                                                 ==========================



                                         ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                         -------------------------------------------------

                                                    CASH RECEIPTS AND PAYMENTS
                                                    --------------------------

         Name of Debtor:  Cardiac Control Systems, Inc                               Case Number 99-06852-3P1

                                 Reporting Period beginning April 1, 2001 and ending April 30,2001

A.  Cash Sales                                         ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                       ------------------------------------
                                                                                                         Bank of          TOTAL
                                                                                                         -------          -----
Date                 Payor                                    Reason                 Petty Cash        America DIP
----                 -----                                    ------                 ----------        -----------







                                                   --------------------------------------------------------------------------------
                                                                                            $0.00             $0.00          $0.00
                                                   --------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
B.  Collection on Postpetition A/R                   ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                     ------------------------------------
                                                                                       Coast
                                                                                       -----
Date                 Payor                                                            Business           Bank of          TOTAL
----                 -----                                                            ---------          -------          -----
                                                                                       Credit          America DIP
                                                                                       ------          -----------



                                                   --------------------------------------------------------------------------------
                                                                                        $0.00             $0.00           $0.00
                                                   --------------------------------------------------------------------------------


C.  Collection on Prepetition A/R

                                                                                       Coast
                                                                                       -----
Date                 Payor                                                            Business           Bank of          TOTAL
----                 -----                                                            ---------          -------          -----
                                                                                       Credit          America DIP
                                                                                       ------          -----------




                                                   --------------------------------------------------------------------------------
                                                                                            $0.00             $0.00          $0.00
                                                   --------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
D.  Other  Receipts                                  ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                     ------------------------------------
                                     Reason
                                     ------
                                                                                       Coast
                                                                                       -----
Date                 Payor                                                            Business           Bank of          TOTAL
----                 -----                                                            ---------          -------          -----
                                                                                       Credit          America DIP
                                                                                       ------          -----------

                                                   --------------------------------------------------------------------------------
                                                                                            $0.00             $0.00          $0.00
                                                   --------------------------------------------------------------------------------



                                         ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                         -------------------------------------------------

                                                  5. T. Other Operating Expenses
                                                  ------------------------------

         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2001 and ending April 30, 2001

       Date               Payee            Purpose                                                                    Payment
       ----               -----            -------                                                                    -------

30-Apr-01           Bank of America        Service Charge                                                               $ 15.00
                                                                                                                    ------------
                                                                                                                        $ 15.00
                                                                                                                    ============







                                                   5.R. Repairs and Maintenance
Bank of America
---------------
                                                                                                                    ------------
                                                                                                                          $0.00
                                                                                                                    ============




                                                           ATTACHMENT 1
                                                           ------------

                                       MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
                                       ----------------------------------------------------



         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2001 and ending April 30, 2001


ACCOUNTS RECEIVABLE AT PETITION DATE                                                                              $225,115.40
                                                                                                   ===========================
ACCOUNTS RECEIVABLE RECONCILIATION
   (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):
                Beginning of Month Balance                                                                         $11,755.00
         PLUS:  Current Month New Billings                                                                              $0.00
         LESS:  Written Off as Irrecoverable                                                                            $0.00
                                                                                                   --------------------------
                  End of Month Balance                                                                             $11,755.00
                                                                                                   ==========================


AGING:  (Show the total amount for each group of accounts incurred since filing the petition)

      0-30 Days               31-60 Days              61-90 Days           Over 90 Days                                Total

                $0.00                                                                                                  $0.00
-----------------------------------------------------------------------------------------------------------------------------
                                                        Billings this month

        Date                                           Name                                                           Amount


                                                                                                   -------------------------
Monthly Total                                                                                                          $0.00
                                                                                                   =========================





                                                           ATTACHMENT 2
                                                           ------------

                                       MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                                       ----------------------------------------------------



         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2001 and ending April 30, 2001


               In the space below list all invoices or bills incurred and not paid since the filing of the petition.
                                    Do not include amounts owed prior to filing the petition.



 Date Incurred        Days                   Vendor                 Description                   Detailed      Sub-Total
 -------------        -----                  ------                 -----------                   --------      ---------
                   Outstanding                                                                     Amount     Per Creditor
                   -----------                                                                     ------     ------------

   23-Nov-99           466                              Post-petition Legal work                     $656.25        $656.25


                                                        Computing work to produce
    3-Mar-01           58        J.C. Skelly            accounting statements for
                                                        Nineteenth Investment Corporation             $52.50         $52.50
   31-Mar-01           30        US Trustee             Quarterly Fee, First Quarter 2001            $250.00        $250.00


   28-Feb-01           61        Sun Trust Bank         Transfer Agent's Fee Bill,                   $447.50
                                                        February, 2001

   31-Mar-01           30        Sun Trust Bank         Transfer Agent's Fee Bill, March,            $447.50
                                                        2001
   30-Apr-01            0        Sun Trust Bank         Transfer Agent's Fee Bill,
                                                        February, 2002                               $447.50      $1,342.50
                                                                                                ---------------------------

                                                                                                   $2,301.25      $2,301.25
                                                                                                ===========================




                                                           ATTACHMENT 3
                                                           ------------


                                                 INVENTORY AND FIXED ASSETS REPORT
                                                 ---------------------------------



         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2001 and ending April 30, 2001


                                                         INVENTORY REPORT
                                                         ----------------

INVENTORY BALANCE AT PETITION DATE                                                                                 $8,000.00
                                                                                                           =================
INVENTORY RECONCILIATION:

         Inventory Purchased During Month                                                                              $0.00
         Inventory Balance at Beginning of Month                                                                       $0.00
                                                                                                           -----------------
         Inventory Balance on Hand at End of Month                                                                     $0.00
                                                                                                           =================


METHOD OF COSTING INVENTORY

         Estimated realizable value for finished products, nil value for raw materials etc.



                                                        FIXED ASSET REPORT
                                                        ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                                        $0.00
                                                                                                           =================
(Includes Property, Plant and Equipment)



----------------------------------------------------------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at beginning of Month                                                                           $0.00
         LESS:  Depreciation Expense                                                                                   $0.00
         LESS:  Disposals                                                                                              $0.00
         PLUS:  New Purchases                                                                                          $0.00
                                                                                                           -----------------
Ending Monthly Balance                                                                                                 $0.00
                                                                                                           =================


                       BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED DURING THE REPORTING PERIOD:
                                                                                                               Estimated
                                                                                Proceeds                     Disposal Value



                                                                                                           ----------------
                                                                                                                      $0.00


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


                                                           ATTACHMENT 4
                                                           ------------

                                                MONTHLY BANK ACCOUNT RECONCILIATION
                                                -----------------------------------



         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2001 and ending April 30, 2001

                A separate sheet is required for each bank account, including all savings and investment accounts,
                           i.e. certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America                                BRANCH Gov't Banking

                                           ACCOUNT NAME: - Cardiac Control Systems, Inc.
                                                  Debtor in Possession, 99-06852
                                                         Operating Account

                                                    ACCOUNT NUMBER 375 400 1378

                                                    PURPOSE OF ACCOUNT Checking

                     Beginning Balance                                                 $115.88
                     Total of Deposits Made                                              $0.00

                     Total Amounts of Checks Written                                     $0.00


                     Service Charges                                                    $15.00
                                                                 ------------------------------
                     Closing Balance                                                   $100.88
                                                                 ==============================
                     Number of Last Check Written This Period
                     Number of First Check Written This Period

                     Total Number of Checks Written This Period



                                                        INVESTMENT ACCOUNTS
                                                        -------------------

 Type of Negotiable                          Face Value
 ------------------                          ----------
     Instrument
     ----------

        NONE



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


                                                           ATTACHMENT 5
                                                           ------------

                                                          CHECK REGISTER
                                                          --------------


         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2001 and ending April 30, 2001

              A separate sheet is required for each bank account, including all savings and investment accounts, i.e.
                             certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                                            ACCOUNT NAME: Cardiac Control Systems, Inc.
                                                  Debtor in Possession, 99-06852
                                                         Operating Account


                                                    ACCOUNT NUMBER 375 400 1378

                                                    PURPOSE OF ACCOUNT Checking

                           Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.


         Date                  Check Number                      Payee                     Purpose                    Amount
         ----                  ------------                      -----                     -------                    ------








                                                                                                           ------------------------
                                                                                                                              $0.00
                                                                                                           ========================





                                                           ATTACHMENT 6
                                                           ------------

                                                        MONTHLY TAX REPORT
                                                        ------------------

Name of Debtor:  Cardiac Control Systems, Inc.                                  Case Number   99-06852-3P1

                                Reporting Period beginning April 1, 2001 and ending April 30, 2001

                                                    TAXES PAID DURING THE MONTH
                                                    ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

              Date              Payee                                                                              Amount
              ----              -----                                                                              ------







                                                                                                   -----------------------
                                                                                                                    $0.00
                                                                                                   =======================



-------------------------------------------------------------------------------------------------------------------

                                                        TAXES OWED AND DUE
                                                        ------------------

                        Report all unpaid post-petition taxes including Federal and State withholding FICA,
                        State sales tax, property tax, unemployment tax, and State workmen's compensation.
                                     Date last tax return filed August 2, 1999, Period 1998.
         Name of Taxing
         --------------
         Authority                  Date Payment Due          Description                        Amount
         ---------                  ----------------          -----------                        ------




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

                                                           ATTACHMENT 7
                                                           ------------

                                             SUMMARY OF OFFICER OR OWNER COMPENSATION
                                             ----------------------------------------

                                           SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                                           --------------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.                                          Case Number 99-06852-3P1

                                Reporting Period beginning April 1, 2001 and ending April 30, 2001

                                 Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

         Name of Officer or Owner                             Title                              Amount Paid
         ------------------------                             -----                              -----------

         W. Alan Walton



-------------------------------------------------------------------------------------------------------------------

                                                         PERSONNEL REPORT
                                                         ----------------

                                                                                         Full Time           Part Time
        Number of Employees at beginning of period                                           0                   1
        Number hired during the period                                                       0                   0
        Number terminated or resigned during period                                          0                   0



-------------------------------------------------------------------------------------------------------------------

                                                     CONFIRMATION OF INSURANCE
                                                     -------------------------

             List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.


      Carrier          Agent and Phone Number                                             Expiration Date      Date Premium Due
      -------          ----------------------                                             ---------------      ----------------




                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------



The following significant events occurred during the reporting period April 1, 2001 through April 30, 2001.

1. The second amended plan of reorganization, namely an agreement and plan of merger by and among Cardiac Control Systems, Inc. and Nineteenth Investment Corporation was finalized and distributed to creditors and parties of interest together with a disclosure statement and ballots for accepting or rejecting the plan and also addenda, modifications or amendments to the aforementioned documents as appropriate.

2. The confirmation hearing in respect of the second amended plan of reorganization is scheduled for May 22, 2001.